Exhibit 32.1
CERTIFICATION OF PRINCIPAL EXECUTIVE AND FINANCIAL OFFICER

I, Dave Boennighausen, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Noodles & Company on Form 10-Q for the fiscal quarter ended September 29, 2020 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents, in all material respects the financial condition and results of operations of Noodles & Company.
Date: October 29, 2020

By:	/s/ DAVE BOENNIGHAUSEN
Name:	Dave Boennighausen
Title:	Chief Executive Officer (principal executive and financial officer)